UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 16, 2007


                          L-1 IDENTITY SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                     000-21559                  04-3320515
(State or other jurisdiction   (Commission file number)       (I.R.S. employer
     of incorporation)                                       identification no.)


                  177 BROAD STREET, STAMFORD, CONNECTICUT 06901
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (203) 504-1100


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      The information set forth under Item 8.01 below is incorporated herein by reference.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

      The information set forth under Item 8.01 below is incorporated herein by reference.

ITEM 8.01.  OTHER EVENTS.

      On May 16, 2007, the Company adopted a new holding company organizational structure in accordance with Section 251(g) of the Delaware General Corporation Law (the "DGCL") in order to facilitate its announced convertible senior notes offering and in order to facilitate the structuring of potential future acquisitions. L-1 Identity Solutions, Inc. (formerly L-1 Holding Co.) was organized to enable its predecessor and principal subsidiary, L-1 Identity Solutions Operating Company, a Delaware corporation ("L-1 Operating Company"), to adopt such holding company organizational structure.

      The holding company organizational structure was effected pursuant to an Agreement and Plan of Reorganization (the "Merger Agreement") among L-1 Operating Company, the Company and L-1 Merger Co., a Delaware corporation and wholly owned subsidiary of the Company ("Merger Co."). The Merger Agreement provided for the merger of Merger Co. with and into L-1 Operating Company, with L-1 Operating Company surviving as a wholly owned subsidiary of the Company (the "Merger"). The Merger was consummated on May 16, 2007. Prior to the Merger, the Company was a direct, wholly owned subsidiary of L-1 Operating Company organized for the purpose of implementing the holding company organizational structure. Pursuant to Section 251(g) of the DGCL, stockholder approval of the Merger was not required.

      By virtue of the Merger, all of the outstanding capital stock of L-1 Operating Company was converted, on a share for share basis, into capital stock of the Company. As a result, each former stockholder of L-1 Operating Company became the owner of an identical number of shares of capital stock of the Company. Additionally, each outstanding option and warrant to purchase shares of common stock of L-1 Operating Company was automatically converted into an option or warrant to purchase, upon the same terms and conditions, an identical number of shares of the Company's common stock. The Merger constitutes a tax-free transaction to stockholders for federal income tax purposes.

      The conversion of the shares of capital stock in the Merger occurred without an exchange of certificates. Accordingly, certificates formerly representing shares of outstanding capital stock of L-1 Operating Company are deemed to represent the same number of shares of capital stock of the Company. The Company's common stock will continue to be listed on The New York Stock Exchange, Inc. under the symbol "ID" without interruption and with the same CUSIP number.

      In the Merger, each stockholder received securities of the same class, evidencing the same proportional interests in the Company and having the same designations, rights, powers and preferences, and qualifications, limitations and restrictions, as those that the stockholder held in L-1 Operating Company. Pursuant to Section 251(g) of the DGCL, the provisions of the certificate of incorporation and bylaws of the Company are substantially identical to those of L-1 Operating Company prior to the Merger. The authorized capital stock of the Company, the designations, rights, powers and preferences of such capital stock and the qualifications, limitations and restrictions thereof are also substantially identical to those of the capital stock of L-1 Operating Company prior to the Merger. The directors and executive officers of the Company are the same individuals who were directors and executive officers, respectively, of L-1 Operating Company prior to the Merger.

      Upon consummation of the Merger, the Company's common stock was deemed to be registered under Section 12(b) of the Securities Act of 1934, as amended, pursuant to Rule 12g-3(a) promulgated thereunder. For purposes of Rule 12g-3(a) the Company is the successor issuer to L-1 Operating Company.

      In connection with the consummation of the Merger, the Company entered into an Assignment and Assumption Agreement with L-1 Operating Company. Pursuant to the terms of the Assignment and Assumption Agreement the Company assumed L-1 Operating Company's obligations under (i) certain plans, arrangements and agreements of L-1 Operating Company and its subsidiaries relating to stock options, employment or compensation, and (ii) certain other agreements. The other liabilities of L-1 Operating Company, including contingent liabilities, were not assumed by the Company in the Merger and therefore continue to be the obligations of L-1 Operating Company, and the assets of L-1 Operating Company were not transferred to the Company and therefore continue to be assets of L-1 Operating Company.

      The events and transactions described above under this Item 8.01 are also responsive to (i) Item 1.01 (Entry into a Material Definitive Agreement) in that the Agreement and Plan of Reorganization referenced as Exhibit 2.1 below was entered in connection with the events and transactions described above and (ii)
Item 5.03 (Amendment to Articles of Incorporation and Bylaws; Change in Fiscal
Year), in that in connection with the events and transactions described above, the Company's certificate of incorporation and bylaws were amended to be substantially identical to the certificate of incorporation, as amended, and bylaws, as amended, respectively, of L-1 Operating Company as in effect prior to the transaction.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

     Exhibit No.                        Description
     -----------                        -----------

        2.1 Agreement and Plan of Reorganization, dated May 16, 2007, by and among the Company, L-1 Identity Solutions Operating Company and Merger Co.

        3.1 Certificate of Incorporation of the Company as filed with the officer of the Secretary of State of the State of Delaware on April 27, 2007, as amended by the Amended and Restated Certificate of Incorporation as filed with the Secretary of State of the State of Delaware on May 16, 2007.

        3.2         By-laws of the Company.

        10.1 Assignment and Assumption Agreement, dated as of May 16, 2007, by and between the Company and L-1 Identity Solutions Operating Company.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 16, 2007
                               L-1 IDENTITY SOLUTIONS, INC.


                               By:  /s/  James A. DePalma
                                  ------------------------------
                                  James A. DePalma
                                  Executive Vice President, Chief Financial
                                  Officer and Treasurer

                                      EXHIBIT INDEX



 Exhibit No.                            Description
 -----------                            -----------

      2.1 Agreement and Plan of Reorganization, dated May 16, 2007, by and among the Company, L-1 Identity Solutions Operating Company and Merger Co.

      3.1 Certificate of Incorporation of the Company as filed with the officer of the Secretary of State of the State of Delaware on April 27, 2007, as amended by the Amended and Restated Certificate of Incorporation as filed with the Secretary of State of the State of Delaware on May 16, 2007.

      3.2           By-laws of the Company.

      10.1 Assignment and Assumption Agreement, dated as of May 16, 2007, by and between the Company and L-1 Identity Solutions Operating Company.